                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001


                      CHASE CREDIT CARD OWNER TRUST 2001-1
--------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                   333-74303             22-2382028
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


     200 White Clay Center Drive, Newark, DE              19711-5466
     -----------------------------------------           -------------
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Owner Trust 2001-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of March 8, 2001, between the trust and The Bank of New York, as Indenture Trustee.

         On May 15, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------
                  20.1              Monthly  Statement to Noteholders with respect to the May 15,
                                    2001 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                            By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION
                                            as Administrator


                                            By:  /s/ Patricia Garvey
                                            -----------------------------------
                                            Name:    Patricia Garvey
                                            Title:   Vice President

                                            INDEX TO EXHIBITS
                                            ----------------------------

Exhibit No.                                 Description
---------------                             -----------------
20.1                                        Statement to Noteholders dated
                                            May 15, 2001

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                                            Distribution Date:               05/15/2001
----------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,137,135.42
             Class B Note Interest Requirement                        270,490.45
             Class C Note Interest Requirement                        372,370.99
                       Total                                        3,779,996.86

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.18285
             Class B Note Interest Requirement                           4.32785
             Class C Note Interest Requirement                           4.63396

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,392,855.00

(v)     Required Owner Trust Spread Account Amount                 13,392,855.00



                                                By:
                                                            --------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President